UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	October 22, 2007
Patriot Coal Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-33466	20-5622045

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

12312 Olive Boulevard, Suite 400 St. Louis, Missouri		63141

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:	(314) 542-2109
Not Applicable

Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
Attached as Exhibit 99.1 to this Current Report on Form 8-K is the Information Statement (the “Information Statement”) of Patriot Coal Corporation (the “Company”) dated October 22, 2007 that will be distributed in connection with Peabody Energy Corporation’s distribution to its stockholders of all the outstanding shares of common stock of the Company. As indicated in the Information Statement, the record date for the distribution is October 22, 2007.
Item 9.01. Financial Statements and Exhibits
(d)      Exhibits

Exhibit No.	Description of Exhibit

99.1	Information Statement of Patriot Coal Corporation, dated October 22, 2007.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PATRIOT COAL CORPORATION
By:	/s/ Joseph W. Bean
	Name:	Joseph W. Bean
	Title:	Senior Vice President, General Counsel & Corporate Secretary

Dated: October 24, 2007

Exhibit Index

Exhibit No.	Description of Exhibit

99.1	Information Statement of Patriot Coal Corporation, dated October 22, 2007